Exhibit 99.1

9503 East 33rd Street Indianapolis, IN 46235-4207 (800) CELADON (317) 972-7000

For more information:	FOR IMMEDIATE RELEASE
Paul Svindland	May 7, 2019
Chief Executive Officer (317) 972-7000 psvindland@celadontrucking.com

Celadon Group Announces Executive Title Changes

INDIANAPOLIS, May 7, 2019/PRNewswire/ -- Celadon Group, Inc. (“Celadon,” the “Company,” or “we”) (OTCPink: CGIP) announced today title changes for certain executive officers.

The Company announced the following title changes:

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Thom Albrecht will become Executive Vice President and Chief Commercial and Strategy Officer.  Mr. Albrecht had previously served as Executive Vice President, Chief Financial and Strategy Officer.  Mr. Albrecht has been devoting a substantial portion of his time to pricing and customer strategy, and this will be his primary responsibility.

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Vincent Donargo will become Executive Vice President, Chief Accounting Officer, and Chief Financial Officer.  Mr. Donargo had previously served as Vice President and Chief Accounting Officer.  Mr. Donargo will have responsibility for the financial restatement, audit, and public reporting.

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Kathryn Wouters has been appointed to the position of Senior Vice President of Finance and Treasurer.  Ms. Wouters previously served as the Company’s Vice President of Finance and Treasurer. Ms. Wouters will have responsibility for our capital structure, including refinancing our existing revolving credit facility, financing the replacement of our tractor fleet, and cash management.

Chief Executive Officer, Paul Svindland, commented: “Thom, Vince, and Kathryn have been key contributors as we have streamlined our business and paid down our credit facility over the past several quarters.  Their title changes reflect our priorities as a newly focused asset-based truckload carrier: enhancing commercial relationships across our customer base, completing our financial statement audits and returning to public reporting, and obtaining and managing a long-term capital structure, including a refresh of our entire U.S. tractor fleet.   We look forward to their continuing contributions as we move forward.”

About Celadon
Celadon Group, Inc. (www.celadongroup.com) is one of North America’s leading cross-border carriers and, through its subsidiaries, provides long haul, regional, local, dedicated, intermodal, temperature-protect, and expedited freight service across the United States, Canada, and Mexico.

Forward Looking Statements
This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by this section and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including "will," “may,” “ongoing,” “going forward,” “continue” “shall,” and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  In this press release, statements relating to enhancing commercial relationships across the Company’s customer base, completing the Company’s financial statement audits and returning to public reporting, obtaining and managing a long-term capital structure, and a refresh of the Company’s U.S. tractor fleet, among others, are forward-looking statements.  Actual results may differ materially from those set forth in these forward-looking statements based on risks and uncertainties, including the risk that the completion of the Company’s financial statement audits and return to public reporting is delayed and the Company is unable to obtain a long-term capital structure or a refresh of its U.S. tractor fleet.  Readers should review and consider these and other factors that could cause actual results to differ from expectations and various disclosures by the Company in its press releases, stockholder reports, and filings with the SEC.

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